UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09637

Name of Fund: BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Large Cap Core
Plus Fund
OF BLACKROCK LARGE CAP
SERIES FUNDS, INC.

ANNUAL REPORT | OCTOBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the “Fed”) has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions —on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year.At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(29.28)%	(36.10)%
Small cap U.S. equities (Russell 2000 Index)	(24.39)	(34.16)
International equities (MSCI Europe, Australasia, Far East Index)	(41.21)	(46.62)
Fixed income (Barclays Capital U.S. Aggregate Index*)	(3.63)	0.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(4.70)	(3.30)
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)	(24.86)	(25.41)
*	Formerly a Lehman Brothers Index.
Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary
Portfolio Management Commentary

How did the Fund perform?

  The Fund outperformed the benchmark Russell 1000 Index for the period from inception (December 19, 2007) through October 31, 2008.

  The Fund’s strategy is to take long positions (i.e., purchasing securities outright) primarily in large cap companies identified as attractive and short positions (i.e., selling securities it has borrowed) in large cap stocks identified as overvalued or poised for underperformance.

What factors influenced performance?

  Broadly speaking, the Fund’s outperformance for the period resulted primarily from positive stock selection, particularly within the short portfolio.

  Within the consumer discretionary sector, short positions on hotel and gaming stocks proved very advantageous, as these capital-intensive stocks were hurt by the slowing economy and tight credit markets. In addition, a significant portion of the short portfolio’s performance came from the financials sector, where we shorted a number of mortgage finance companies and American International Group, Inc. Within consumer staples, the Fund profited from a short position in Rite Aid Corp., a highly levered drug retailer suffering from significant competitive disadvantages relative to its peers. Finally, short sales of Motorola (a weak player in a weak handset market) and other capital-intensive information technology (IT) companies also benefited performance.

  In the long portfolio, underperformance in consumer staples was almost entirely due to our underweight position, a posture we maintain given our concern over high valuations in the sector. Long positions in consumer discretionary, however, were a significant contributor to performance, as we focused on high-quality companies, companies with global revenue streams, turn-around companies, and companies that will benefit as consumers “trade down” (e.g., discounters such as Ross Stores, Inc.). The Fund’s underweight in financials (most notably in mortgage finance and capital markets companies) also helped performance.

  The largest contributors to performance included American International Group, Inc., Fannie Mae, Rite Aid Corp., Freddie Mac and Lehman Brothers in the short portfolio, and AutoZone, Inc., Exxon Mobil Corp., Chevron Corp., Chubb Corp. and DRS Technologies, Inc., in the long portfolio.

  The largest performance detractors included Capitol Federal Financial, Celgene Corp., EOG Resources, Inc., Southwestern Energy Co. and Vertex Pharmaceuticals, Inc. in the short portfolio, and Reliance Steel & Aluminum Co., Cummins, Inc., UnitedHealth Group, Inc., Wells Fargo & Co. and WellPoint, Inc. in the long portfolio.

Describe recent portfolio activity.

  During the period, we increased the Fund’s long exposure to the energy, consumer discretionary and consumer staples sectors. The largest purchases included Exxon Mobil Corp., Chevron Corp., ConocoPhillips, Pfizer, Inc. and Occidental Petroleum Corp.

  We reduced long exposure to the materials, financials and utilities sectors. The largest sales included International Business Machines Corp., DRS Technologies, Inc., Medco Health Solutions, Inc., UnitedHealth Group, Inc. and Noble Energy, Inc.

Describe Fund positioning at period-end.

  On October 31, 2008, the long portfolio was overweight versus the benchmark in the IT, consumer discretionary, health care, energy and industrials sectors, and underweight in financials, consumer staples, utilities, telecommunication services and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example
		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	May 1, 2008	October 31, 2008	During the Period[1]	May 1, 2008	October 31, 2008	During the Period[1]
Institutional	$1,000	$772.10	$14.03	$1,000	$1,009.26	$15.91
Investor A	$1,000	$770.80	$15.31	$1,000	$1,007.81	$17.36
Investor C	$1,000	$767.80	$18.53	$1,000	$1,004.14	$21.01
1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (3.15% for Institutional, 3.44% for Investor A and 4.17% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period shown).
2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent period divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.
3	This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
4	Commencement of operations.

Performance Summary for the Period Ended October 31, 2008
		Aggregate Total Returns[5]
		Since Inception[6]
	6-Month	w/o sales	w/sales
	Total Returns	charge	charge
Institutional	(22.79)%	(30.20)%	—
Investor A	(22.92)	(30.40)	(34.05)%
Investor C	(23.22)	(30.90)	(31.59)
Russell 1000 Index	(30.13)	(32.82)	—
5	Assuming maximum sales charges, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
6	The Fund commenced operations on December 19, 2007. Past performance is not indicative of future results.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	5

About Fund Performance

  Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

  Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

  Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on May 1, 2008 and held through October 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Portfolio Summary
As of October 31, 2008

Ten Largest Holdings	Percent of
(Equity Investments)	Net Assets
Exxon Mobil Corp.	6%
Chevron Corp.	3
Pfizer, Inc.	3
Hewlett-Packard Co.	3
ConocoPhillips	2
Amgen, Inc.	2
Occidental Petroleum Corp.	2
Apache Corp.	2
Walt Disney Co.	2
Accenture Ltd. Class A	2

Percent of
Sector Representation	Long-Term Investments
Information Technology	24%
Health Care	17
Energy	16
Consumer Discretionary	16
Industrials	14
Consumer Staples	5
Financials	5
Materials	2
Telecommunication Services	1

Percent of
Sector Representation	Investments Sold Short
Information Technology	14%
Consumer Discretionary	14
Financials	13
Energy	12
Utilities	10
Industrials	9
Materials	9
Health Care	8
Consumer Staples	8
Telecommunication Services	3

Percent of
Five Largest Industries	Net Assets
Oil, Gas & Consumable Fuels	17%
Health Care Providers & Services	12
Specialty Retail	9
Software	8
Semiconductors & Semiconductor Equipment	8

For Fund compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	7

Schedule of Investments October 31, 2008	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 20.6%
Hotels, Restaurants & Leisure — 1.4%
Panera Bread Co. Class A (a)	6,400	$288,768
Household Durables — 1.4%
Jarden Corp. (a)	16,400	291,920
Leisure Equipment & Products — 1.2%
Hasbro, Inc.	8,500	247,095
Media — 1.8%
Walt Disney Co.	13,800	357,420
Multiline Retail — 4.1%
Big Lots, Inc. (a)	12,500	305,375
Dollar Tree, Inc. (a)	7,300	277,546
Family Dollar Stores, Inc.	9,200	247,572
		830,493
Specialty Retail — 9.3%
Advance Auto Parts, Inc.	9,100	283,920
AutoZone, Inc. (a)	2,300	292,767
Foot Locker, Inc.	19,400	283,628
The Gap, Inc.	16,800	217,392
RadioShack Corp.	19,800	250,668
Ross Stores, Inc.	8,400	274,596
TJX Cos., Inc.	10,500	280,980
		1,883,951
Textiles, Apparel & Luxury Goods — 1.4%
Jones Apparel Group, Inc.	26,100	289,971
Total Consumer Discretionary		4,189,618
Consumer Staples — 6.9%
Beverages — 0.2%
The Coca-Cola Co.	1,000	44,060
Food & Staples Retailing — 3.4%
BJ’s Wholesale Club, Inc. (a)	8,000	281,600
The Kroger Co.	11,000	302,060
Wal-Mart Stores, Inc.	1,700	94,877
		678,537
Household Products — 1.8%
Church & Dwight Co., Inc.	1,400	82,726
The Procter & Gamble Co.	4,500	290,430
		373,156
Personal Products — 1.5%
The Estée Lauder Cos., Inc. Class A	1,200	43,248
Herbalife Ltd.	10,700	261,401
		304,649
Total Consumer Staples		1,400,402
Energy — 21.6%
Energy Equipment & Services — 4.4%
Baker Hughes, Inc.	8,700	304,065
ENSCO International, Inc.	7,300	277,473
Tidewater, Inc.	6,900	300,909
		882,447
Oil, Gas & Consumable Fuels — 17.2%
Apache Corp.	4,600	378,718
Chevron Corp.	9,400	701,240
ConocoPhillips	9,600	499,392
Exxon Mobil Corp.	17,100	1,267,452
Hess Corp.	4,100	246,861
Occidental Petroleum Corp.	7,200	399,888
		3,493,551
Total Energy		4,375,998
Financials — 6.2%
Commercial Banks — 0.3%
Wells Fargo & Co.	1,800	61,290
Consumer Finance — 1.0%
Capital One Financial Corp.	5,200	203,424
Diversified Financial Services — 0.9%
Bank of America Corp.	2,300	55,591
JPMorgan Chase & Co.	3,200	132,000
		187,591
Insurance — 4.0%
PartnerRe Ltd.	3,900	263,991
RenaissanceRe Holdings Ltd.	5,700	261,630
UnumProvident Corp.	18,000	283,500
		809,121
Total Financials		1,261,426
Health Care — 23.1%
Biotechnology — 2.2%
Amgen, Inc. (a)	7,500	449,175
Health Care Equipment & Supplies — 1.6%
Edwards Lifesciences Corp. (a)	4,900	258,916
Varian Medical Systems, Inc. (a)	1,600	72,816
		331,732
Health Care Providers & Services — 12.3%
AmerisourceBergen Corp.	7,600	237,652
Cigna Corp.	3,700	60,310
Express Scripts, Inc. (a)	5,600	339,416
LifePoint Hospitals, Inc. (a)	11,100	266,067
Lincare Holdings, Inc. (a)	10,400	274,040
McKesson Corp.	6,600	242,814
Omnicare, Inc.	9,900	272,943
Quest Diagnostics, Inc.	6,300	294,840
Universal Health Services, Inc. Class B	6,900	290,076
WellPoint, Inc. (a)	5,600	217,672
		2,495,830
Life Sciences Tools & Services — 1.1%
Invitrogen Corp. (a)	7,700	221,683

See Notes to Financial Statements.

8	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care (concluded)
Pharmaceuticals — 5.9%
Forest Laboratories, Inc. (a)	3,100	$72,013
Johnson & Johnson	4,100	251,494
King Pharmaceuticals, Inc. (a)	200	1,758
Pfizer, Inc.	33,400	591,514
Watson Pharmaceuticals, Inc. (a)	10,600	277,402
		1,194,181
Total Health Care		4,692,601
Industrials — 18.8%
Aerospace & Defense — 6.0%
General Dynamics Corp.	4,500	271,440
L-3 Communications Holdings, Inc.	3,800	308,446
Lockheed Martin Corp.	3,500	297,675
Raytheon Co.	6,500	332,215
		1,209,776
Commercial Services & Supplies — 1.9%
R.R. Donnelley & Sons Co.	5,300	87,821
Waste Management, Inc.	9,600	299,808
		387,629
Electrical Equipment — 2.7%
Cooper Industries Ltd. Class A	9,700	300,215
Hubbell, Inc. Class B	7,200	258,264
		558,479
Industrial Conglomerates — 1.4%
General Electric Co.	14,900	290,699
Machinery — 4.3%
Cummins, Inc.	9,600	248,160
Dover Corp.	9,800	311,346
Gardner Denver, Inc. (a)	8,700	222,894
Timken Co.	5,500	87,340
		869,740
Road & Rail — 1.3%
Ryder System, Inc.	6,700	265,454
Trading Companies & Distributors — 1.2%
MSC Industrial Direct Co. Class A	6,600	236,676
Total Industrials		3,818,453
Information Technology — 32.1%
Communications Equipment — 0.2%
Cisco Systems, Inc. (a)	2,500	44,425
Computers & Peripherals — 6.8%
Hewlett-Packard Co.	14,600	558,888
International Business Machines Corp.	1,000	92,970
Lexmark International, Inc. Class A (a)	10,300	266,049
QLogic Corp. (a)	22,600	271,652
Western Digital Corp. (a)	11,000	181,500
		1,371,059
Electronic Equipment & Instruments — 2.5%
Agilent Technologies, Inc. (a)	1,800	39,942
Ingram Micro, Inc. Class A (a)	20,800	277,264
Tech Data Corp. (a)	9,400	201,630
		518,836
IT Services — 5.8%
Accenture Ltd. Class A	10,300	340,415
Affiliated Computer Services, Inc. Class A (a)	7,000	287,000
Computer Sciences Corp. (a)	9,600	289,536
Global Payments, Inc.	6,200	251,162
		1,168,113
Office Electronics — 1.0%
Xerox Corp.	24,600	197,292
Semiconductors & Semiconductor
Equipment — 7.8%
Altera Corp.	15,900	275,865
Analog Devices, Inc.	10,100	215,736
Broadcom Corp. Class A (a)	16,000	273,280
Integrated Device Technology, Inc. (a)	42,800	272,208
LSI Corp. (a)	71,500	275,275
Xilinx, Inc.	15,000	276,300
		1,588,664
Software — 8.0%
BMC Software, Inc. (a)	9,900	255,618
CA, Inc.	14,900	265,220
Compuware Corp. (a)	42,900	273,702
Microsoft Corp.	11,600	259,028
Symantec Corp. (a)	24,100	303,178
Synopsys, Inc. (a)	14,300	261,404
		1,618,150
Total Information Technology		6,506,539
Materials — 2.4%
Containers & Packaging — 1.2%
Crown Holdings, Inc. (a)	12,300	248,214
Metals & Mining — 1.2%
Reliance Steel & Aluminum Co.	9,800	245,392
Total Materials		493,606
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
AT&T Inc.	7,400	198,098
Total Telecommunication Services		198,098
Total Long-Term Investments
(Cost — $32,959,790) — 132.7%		26,936,741

	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC
Cash Sweep Series, 4.60% (b)(c)	—(d)	5
Total Short-Term Securities
(Cost — $5) — 0.0%		5
Total Investments Before Investments Sold Short
(Cost — $32,959,795*) — 132.7%		26,936,746

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Consumer Discretionary — (4.2)%
Auto Components — (0.2)%
Johnson Controls, Inc.	(2,300)	$(40,779)
Automobiles — (0.3)%
General Motors Corp.	(8,800)	(50,864)
Hotels, Restaurants & Leisure — (1.7)%
Las Vegas Sands Corp.	(5,900)	(83,721)
MGM Mirage	(3,996)	(65,774)
Marriott International, Inc. Class A	(2,500)	(52,175)
Starbucks Corp.	(5,100)	(66,963)
Wynn Resorts Ltd.	(1,400)	(84,560)
		(353,193)
Household Durables — (0.5)%
Garmin Ltd.	(2,100)	(47,145)
Newell Rubbermaid, Inc.	(3,600)	(49,500)
		(96,645)
Internet & Catalog Retail — (0.3)%
Amazon.com, Inc.	(1,100)	(62,964)
Multiline Retail — (0.2)%
Saks, Inc.	(8,000)	(48,000)
Specialty Retail — (1.0)%
CarMax, Inc.	(6,000)	(63,720)
Carnival Corp.	(2,100)	(53,340)
Circuit City Stores, Inc.	(15,400)	(4,004)
Dicks’s Sporting Goods, Inc.	(1,000)	(15,320)
Staples, Inc.	(3,300)	(64,119)
		(200,503)
Total Consumer Discretionary		(852,948)
Consumer Staples — (2.3)%
Beverages — (0.4)%
The Coca-Cola Co.	(600)	(26,436)
PepsiCo, Inc.	(1,100)	(62,711)
		(89,147)
Food & Staples Retailing — (0.7)%
Costco Wholesale Corp.	(1,100)	(62,711)
Rite Aid Corp.	(71,200)	(34,532)
Whole Foods Market, Inc.	(4,300)	(46,096)
		(143,339)
Food Products — (0.9)%
Archer-Daniels-Midland Co.	(2,900)	(60,117)
ConAgra Foods, Inc.	(3,300)	(57,486)
Smithfield Foods, Inc.	(6,300)	(66,276)
		(183,879)
Tobacco — (0.3)%
Reynolds American, Inc.	(1,200)	(58,752)
Total Consumer Staples		(475,117)
Energy — (3.7)%
Energy Equipment & Services — (0.9)%
Diamond Offshore Drilling, Inc.	(600)	(53,280)
Schlumberger Ltd.	(1,200)	(61,980)
Weatherford International Ltd.	(4,100)	(69,208)
		(184,468)
Oil, Gas & Consumable Fuels — (2.8)%
Cabot Oil & Gas Corp. Class A	(600)	(16,842)
Chesapeake Energy Corp.	(2,800)	(61,516)
Consol Energy, Inc.	(1,600)	(50,224)
EOG Resource, Inc.	(800)	(64,736)
Newfiled Exploration Co.	(2,600)	(59,748)
Peabody Energy Corp.	(1,700)	(58,667)
Range Resource Corp.	(1,600)	(67,552)
Southwestern Energy Co.	(1,900)	(67,678)
Quicksilver Resource, Inc.	(5,400)	(56,538)
XTO Energy, Inc.	(1,700)	(61,115)
		(564,616)
Total Energy		(749,084)
Financials — (3.9)%
Capital Markets — (1.5)%
The Bank of New York Mellon Corp.	(1,900)	(61,940)
Franklin Resources, Inc.	(900)	(61,200)
Northern Trust Corp.	(1,100)	(61,941)
State Street Bank & Trust Co.	(1,400)	(60,690)
T. Rowe Price Group, Inc.	(1,600)	(63,264)
		(309,035)
Commercial Banks — (0.9)%
First Horizon National Corp.	(5,500)	(65,512)
M&T Bank Corp.	(500)	(40,550)
U.S. Bankcorp	(1,900)	(56,639)
Wilmington Trust Corp.	(600)	(17,316)
		(180,017)
Consumer Finance — (0.4)%
American Express Co.	(2,400)	(66,000)
Diversified Financial Services — (0.5)%
CIT Group, Inc.	(10,000)	(41,400)
Citigroup, Inc.	(4,500)	(61,425)
		(102,825)
Insurance — (0.3)%
Aflac, Inc.	(1,400)	(61,992)
Thrifts & Mortgage Finance — (0.3)%
Capitol Federal Financial	(1,400)	(65,114)
Total Financials		(784,983)
Health Care — (2.5)%
Biotechnology — (0.5)%
Celgene Corp.	(500)	(32,130)
Genzyme Corp.	(800)	(58,304)
		(90,434)
Health Care Equipment & Supplies — (0.6)%
Intuitive Surgical, Inc.	(300)	(51,837)
ResMed, Inc.	(700)	(23,982)
Stryker Corp.	(1,000)	(53,460)
		(129,279)
Health Care Providers & Services — (0.5)%
Health Net, Inc.	(4,100)	(52,808)
Tenet Healthcare Corp.	(12,700)	(55,626)
		(108,434)

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Health Care (concluded)
Biotechnology — (0.3)%
Vertex Pharmaceuticals, Inc.	(2,200)	$(57,662)
Pharmaceuticals — (0.6)%
Allergan, Inc.	(1,400)	(55,538)
Schering-Plough Corp.	(4,300)	(62,307)
		(117,845)
Total Health Care		(503,654)
Industrials — (2.9)%
Aerospace & Defense — (0.3)%
Boeing Co.	(1,300)	(67,951)
Air Freight & Logistics — (0.3)%
United Parcel Service, Inc. Class B	(1,200)	(63,336)
Airlines — (0.3)%
Continental Airlines, Inc. Class B	(3,700)	(70,004)
Building Products — (0.3)%
USG Corp.	(3,700)	(54,834)
Construction & Engineering — (0.2)%
Quanta Services, Inc.	(2,100)	(41,496)
Commercial Services & Supplies — (0.2)%
Iron Mountain, Co.	(1,700)	(41,276)
Industrial Conglomerates — (0.4)%
3M Co.	(200)	(12,860)
General Electric Co.	(3,200)	(62,432)
		(75,292)
Machinery — (0.9)%
Eaton Corp.	(1,100)	(49,060)
Ingersoll-Rand Co. Class A	(2,300)	(42,435)
PACCAR, Inc.	(2,000)	(58,480)
Trinity Industries, Inc.	(1,900)	(32,072)
		(182,047)
Total Industrials		(596,236)
Information Technology — (4.4)%
Communications Equipment — (0.6)%
Corning, Inc.	(5,300)	(57,399)
QUALCOMM, Inc.	(1,600)	(61,216)
		(118,615)
Computers & Peripherals — (0.3)%
Apple, Inc.	(600)	(64,554)
Electronic Equipment & Instruments — (0.3)%
AVX Corp.	(6,900)	(62,238)
IT Services — (0.3)%
Cognizant Technology Solutions Corp.	(3,100)	(59,520)
Internet Software & Services — (0.8)%
Akamai Technologies, Inc.	(1,600)	(23,008)
Google, Inc. Class A	(200)	(71,872)
Yahoo! Inc.	(4,900)	(62,818)
		(157,698)
Semiconductors & Semiconductor
Equipment — (1.2)%
Advanced Micro Devices, Inc.	(17,400)	(60,900)
Micron Technology, Inc.	(13,200)	(62,172)
Nvidia Corp.	(6,700)	(58,692)
Rambus, Inc.	(7,200)	(65,880)
		(247,644)
Software — (0.9)%
Citrix Systems, Inc.	(2,600)	(67,002)
Electronic Arts, Inc.	(2,100)	(47,838)
Microsoft Corp.	(2,600)	(58,058)
		(172,898)
Total Information Technology		(883,167)
Materials — (2.8)%
Chemicals — (0.9)%
Air Products & Chemicals, Inc.	(1,100)	(63,943)
Ecolab, Inc.	(1,500)	(55,890)
E.I. du Pont de Nemoures & Co.	(2,000)	(64,000)
		(183,833)
Construction Materials — (1.1)%
Eagle Material, Inc.	(2,600)	(46,046)
Martin Marietta Materials, Inc.	(700)	(54,866)
Monsanto Co.	(700)	(62,286)
Praxair, Inc.	(100)	(6,515)
Vulcan Materials Co.	(1,000)	(54,280)
		(223,993)
Metals & Mining — (0.5)%
Alcoa, Inc.	(4,900)	(56,399)
Allegheny Technologies, Inc.	(1,200)	(31,848)
		(88,247)
Paper & Forest Products — (0.3)%
Weyerhaeuser Co.	(1,600)	(61,152)
Total Materials		(557,225)
Telecommunication Services — (1.0)%
Diversified Telecommunication Services — (0.3)%
AT&T Inc.	(2,200)	(58,894)
Wireless Telecommunication Services — (0.7)%
American Tower Corp. Class A	(2,000)	(64,620)
Crown Castle International Corp.	(2,100)	(44,457)
Leap Wireless International, Inc.	(1,500)	(42,060)
		(151,137)
Total Telecommunication Services		(210,031)
Utilities — (3.0)%
Electric Utilities — (1.2)%
Exelon Corp.	(1,100)	(59,664)
FPL Group, Inc.	(1,300)	(61,412)
PPL Corp.	(2,000)	(65,640)
The Southern Co.	(1,700)	(58,378)
		(245,094)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	11

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value
Utilities (concluded)
Gas Utilities — (0.3)%
Equitable Resources, Inc.	(1,800)	$(62,478)
Independent Power Producers & Energy
Traders — (0.4)%
Dynegy, Inc. Class A	(19,800)	(72,072)
Multi-Utilities — (0.8)%
Dominion Resources, Inc.	(1,600)	(58,048)
Public Service Enterprise Group, Inc.	(2,000)	(56,300)
Sempra Energy	(1,400)	(59,626)
		(173,974)
Water Utilities — (0.3)%
Aqua America, Inc.	(3,600)	(64,800)
Total Utilities		(618,418)
Total Investments Sold Short
(Proceeds — $8,803,074) — (30.7)%		(6,230,863)
Total Investments, Net of Investments Sold Short — 102.0%		20,705,883
Liabilities in Excess of Other Assets — (2.0)%		(415,295)
Net Assets — 100.0%		$20,290,588

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$34,136,482
Gross unrealized appreciation	$264,176
Gross unrealized depreciation	(7,463,912)
Net unrealized depreciation	$(7,199,736)

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	5	$10,830

(c)	Represents the current yield as of report date.
(d)	Amount is less than $1,000.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:
	Investments in	Investments
Valuation Inputs	Securities	Sold Short
Level 1	$26,936,741	$(6,230,863)
Level 2	5	—
Level 3	—	—
Total	$26,936,746	$(6,230,863)

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Statement of Assets and Liabilities

October 31, 2008
Assets
Investments at value — unaffiliated (cost — $32,959,790)	$26,936,741
Investments at value — affiliated (cost — $5)	5
Cash collateral on investments sold short	1,754,118
Investments sold receivable	617,844
Investments sold receivable — affiliates	69,085
Dividends receivable	22,385
Capital shares sold receivable	9,891
Prepaid expenses	14,692
Total assets	29,424,761

Liabilities
Investments sold short at value (proceeds — $8,803,074)	6,230,863
Bank overdraft	1,739,170
Investments purchased payable	525,262
Capital shares redeemed payable	481,120
Investment advisory fees payable	20,610
Investments purchased payable — affiliates	3,980
Dividends on short sales payable	5,902
Distribution fees payable	3,568
Other affiliates payable	3,122
Other liabilities	7,000
Officer’s and Directors’ fees payable	3
Other accrued expenses payable	113,573
Total liabilities	9,134,173
Net Assets	$20,290,588

Net Assets Consist of
Institutional Shares, $0.10 par value, 400,000,000 shares authorized	$210,286
Investor A Shares, $0.10 par value, 300,000,000 shares authorized	26,070
Investor C Shares, $0.10 par value, 400,000,000 shares authorized	55,024
Paid-in capital in excess of par	27,188,960
Undistributed net investment income	7,230
Accumulated net realized loss	(3,746,144)
Net unrealized appreciation/depreciation	(3,450,838)
Net Assets	$20,290,588

Net Asset Value
Institutional — Based on net assets of $14,672,170 and 2,102,860 shares outstanding	$6.98
Investor A — Based on net assets of $1,814,619 and 260,695 shares outstanding	$6.96
Investor C — Based on net assets of $3,803,799 and 550,236 shares outstanding	$6.91

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	13

Statement of Operations

Period December 19, 2007[1] to October 31, 2008
Investment Income
Dividends	$318,197
Income — affiliated	10,832
Interest	7,527
Total income	336,556

Expenses
Investment advisory	230,880
Organization and offering	140,227
Service — Investor A	4,528
Service and distribution — Investor C	33,310
Transfer agent — Institutional	8,426
Transfer agent — Investor A	1,902
Transfer agent — Investor C	2,910
Professional	73,455
Stock loan fees	62,658
Custodian	59,876
Printing	30,697
Accounting services	17,592
Officer and Directors	13,444
Registration	11,871
Interest	1,181
Miscellaneous	11,423
Total expenses excluding dividend expense	704,380
Dividend expense	106,243
Total expenses	810,623
Less fees reimbursed by advisor	(42,681)
Total expenses after reimbursement	767,942
Net investment loss	(431,386)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,520,308)
Short sales	781,483
(3,738,825)
Unrealized appreciation/depreciation on:
Investments	(6,023,049)
Short sales	2,572,211
(3,450,838)
Total realized and unrealized loss	(7,189,663)
Net Decrease in Net Assets Resulting from Operations	$(7,621,049)

[1] Commencement of operations.

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Statement of Changes in Net Assets
Period
December 19, 2007[1]
to October 31,
Increase (Decrease) in Net Assets:	2008
Operations
Net investment loss	$(431,386)
Net realized loss	(3,738,825)
Unrealized appreciation/depreciation	(3,450,838)
Net decrease in net assets resulting from operations	(7,621,049)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	27,911,637

Net Assets
Total increase in net assets	20,290,588
Beginning of period	—
End of period	$20,290,588
End of period undistributed net investment income	$7,230

[1] Commencement of operations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	15

Financial Highlights
	Period December 19, 2007[1]
	to October 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss[2]	(0.16)	(0.17)	(0.23)
Net realized and unrealized loss	(2.86)	(2.87)	(2.86)
Net decrease from investment operations	(3.02)	(3.04)	(3.09)
Net asset value, end of period	$6.98	$6.96	$6.91

Total Investment Return[3]
Based on net asset value	(30.20)%[4]	(30.40)%[4]	(30.90)%[4]

Ratios to Average Net Assets[5]
Total expenses after reimbursement and excluding dividend expense	3.23%	3.51%	4.23%
Total expenses after reimbursement	3.85%	4.14%	4.43%
Total expenses	4.14%	4.18%	4.46%
Net investment loss	(2.04)%	(2.30)%	(3.03)%

Supplemental Data
Net assets, end of period (000)	$14,672	$1,815	$3,804
Portfolio turnover	109%	109%	109%

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total investment returns exclude the effects of any sales charges.
4	Aggregate total investment return.
5	Annualized.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Plus Fund (the “Fund”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its investment in the BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., short sales), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	17

Notes to Financial Statements (continued)

investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161,” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The Fund recorded a bank overdraft which resulted from estimates of available cash.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund. Offering costs are amortized over a twelve-month period beginning with the commencement of operations. The investment advisor reimbursed organization costs, which are shown as fees reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several Funds are pro-rated among those Funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Corporation on behalf of the Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co. Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 1.20% of the average daily value of the Fund’s net assets.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the period December 19, 2007 to October 31, 2008, the Fund reimbursed the Advisor $342, for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Corporation on behalf of the Fund has entered into separate Distribution Agreements and Distribution Plans with BlackRock Investments, Inc. (“BII”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A and Investor C shareholders.

For the period December 19, 2007 to October 31, 2008, the affiliates earned underwriting discounts and direct commissions on sales of the Fund’s Investor A Shares, which total $93,268, and affiliates received contingent deferred sales charges of $4,307 relating to transactions in Investor C Shares. These amounts include payments to Hilliard Lyons,

18	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Notes to Financial Statements (continued)

which was considered an affiliate for a portion of the period. Furthermore, affiliates received contingent deferred sales charges of $49 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund’s transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period December 19, 2007 to October 31, 2008, the Fund paid $9,357 in return for these services, which is a component of the transfer agent fees in the accompanying Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period December 19, 2007 to October 31, 2008, the Fund reimbursed the Advisor the following amounts for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees
Institutional	$107
Investor A	$31
Investor C	$48

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period December 19, 2007 to October 31, 2008 were $68,007,870 and $30,527,772, respectively.

4. Short-Term Borrowings:

The Fund is a party to a one year $500,000,000 credit agreement dated November 21, 2007 along with certain other Funds managed by the Advisor and its affiliates. The Fund became a party to the agreement by a joinder agreement on January 18, 2008, which expired in November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of 0.06% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the period December 19, 2007 to October 31, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of October 31, 2008 attributable to net operating losses and nondeductible expenses were reclassified to the following accounts:

Decrease paid-in capital	$(431,297)
Increase undistributed net investment income	$438,616
Decrease accumulated net realized gain (loss)	$(7,319)

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(2,562,227)
Net unrealized losses	(4,627,525)*
Total accumulated net losses	$(7,189,752)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the timing of income recognition on partnership interests, the realization for tax purposes of unrealized gains on constructive sales and other book/tax temporary differences.

As of October 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires October 31,
2016	$(2,562,227)
Total	$(2,562,227)

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	19

Notes to Financial Statements (concluded)

6. Capital Share Transactions:

Transactions in shares for each class were as follows:

	Period December 19, 2007[1]
	to October 31, 2008
	Shares	Amount
Institutional
Shares sold	2,918,558	$27,033,868
Shares redeemed	(815,698)	(6,765,155)
Net increase	2,102,860	$20,268,713

Investor A
Shares sold	371,276	$3,440,020
Shares redeemed	(110,581)	(923,052)
Net increase	260,695	$2,516,968

Investor C
Shares sold	633,891	$5,839,027
Shares redeemed	(83,655)	(713,071)
Net increase	550,236	$5,125,956
[1] Commencement of operations.

7. Subsequent Event:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

Subsequent to October 31, 2008, the Advisor voluntarily agreed to waive fees or reimburse expenses so that the Fund’s operating expense ratio would not exceed 1.80% for Investor A Shares, 2.50% for Investor C Shares and 1.50% for Institutional Shares. The fee waiver or reimbursement is voluntary and could be discontinued by the Advisor at anytime. The Advisor may in its discretion waive or reimburse additional amounts.

20	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund, one of the series constituting BlackRock Large Cap Series Funds, Inc. (the “Fund”) as of October 31, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the period December 19, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc. as of October 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period December 19, 2007 (commencement of operations) to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 26, 2008

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors then in office (the “Board,” the members of which are referred to as “Directors”) of BlackRock Large Cap Series Funds, Inc. (the “Series Fund”) met on May 22, 2007 to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between BlackRock Advisors, LLC (the “Advisor”), the Series Fund’s investment advisor, and the Series Fund on behalf of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of the Series Fund. The Board also considered the approval of the proposed subadvisory agreement (the “Sub-advisory Agreement”) with respect to the Fund between the Advisor and BlackRock Investment Management, LLC (the “Subadvisor”). The Fund commenced operations in December 2007. The Series Fund, which at the time of the meeting had three other operating series, had commenced operations in December 1999. The Advisor and the Subadvisor are referred to herein as “BlackRock.” The Advisory Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consisted of seven individuals, six of whom were not “interested persons” of the Series Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Directors were responsible for the oversight of the operations of the Series Fund and performed the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board were both Independent Directors. The Board had two standing committees: an Audit Committee and a Nominating Committee, each of which was composed of Independent Directors.

The Agreements

Throughout the year, the Board, acting directly and through its committees, considered at each of its meetings factors that were relevant to its consideration of the Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board typically considered were: (a) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (b) BlackRock’s and other service providers’ internal controls; (c) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (d) valuation and liquidity procedures; and (e) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on May 22, 2007, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of services; (d) economies of scale; and (e) other factors.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock, and considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the May 2007 meeting relating to its consideration of the Agreements, including: (i) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and pro forma expenses in comparison to the fees and expense ratios of a peer group of funds as determined by Lipper (“Peers”); (ii) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of BlackRock; (iv) information regarding compliance records and regulatory matters relating to BlackRock; and (v) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services to be provided by BlackRock. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Directors considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Directors considered the scope of the services provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Directors concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

22	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board, including the Independent Directors, also considered the quality of the services to be provided by BlackRock to the Fund. The Directors evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of their officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Directors also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Directors, also considered information relating to the education, experience and number of investment professionals and other personnel who would provide services to the Fund under the Agreements. The Directors included in this review the nature, extent and quality of services provided to the existing and operating series of the Series Fund by BlackRock. The Directors also took into account the time and attention to be devoted by senior management of BlackRock to he Fund. The Directors also considered the business reputation of BlackRock and their financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

Throughout the year, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund in addition to its consideration of advisory services. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board also reviews the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

The Board concluded, based in part on their experience with the other series of the Series Fund currently operating and as Board members for other BlackRock-advised funds, that the services to be provided to the Fund by BlackRock under the Agreements were likely to be of a high quality and would benefit the Fund.

B. The Investment Performance of the Fund and BlackRock: The Board did not consider the performance history of the Fund because the Fund was newly organized; however, the Board considered the investment performance of BlackRock generally. The Board noted that it will monitor the Fund’s performance.

C. Consideration of the Advisory Fee and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund: In connection with the initial approval of the Agreements, the Board, including the Independent Directors, considered the fees and pro forma expense ratio of a representative share class of the Fund. The Board compared the fees and pro forma expense ratio of the Fund against fees and expense ratios of its Peers. The Board noted that the Lipper category was relatively new and not well developed and that a number of new funds had been offered that were not yet included in the Lipper analysis. The Board noted, however, that the Fund’s contractual advisory fee rate at a common asset level placed it below the median for the Lipper group.

The Board noted that the Fund would pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies. The Board further noted that although the contractual advisory fee was based on the Fund’s net assets, the total managed assets under BlackRock’s supervision would be greater because the total managed assets would include the proceeds from short selling. The Board also noted that BlackRock would be overseeing the prime broker with respect to the short transactions. The Board concluded that these unique aspects of the Fund’s investment strategy justified the advisory fee rate being higher than that of other funds managed by the portfolio manager.

The Board also noted that BlackRock had voluntarily agreed to waive fees or reimburse expenses so that the Fund’s operating expense ratio for each share class would not exceed certain specified levels. The Directors noted that the fee waiver or expense reimbursement was voluntary and could be discontinued by BlackRock at any time. Because the Fund had not commenced operations at the time of the May 2007 meeting, BlackRock did not provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings. Following consideration of this information, the Board, including the Independent Directors, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

The Board generally considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that are expected by the Board.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

D. Economies of Scale: Since the Fund was newly formed, BlackRock did not provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any.The Board, including the Independent Directors, however, did consider the extent to which economies of scale might be realized in respect of the management of the Fund with other series of the Series Fund.The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock with respect to the Fund.

E. Other Factors: The Board, including the Independent Directors, also took into account other potential benefits to BlackRock and its affiliates, such as the ability to leverage investment professionals that also manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

The Board, including all of the Independent Directors, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board approved the Advisory Agreement between the Advisor and the Series Fund on behalf of the Fund for a two-year term and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund for a two-year term. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

24	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Directors[1]
Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Director and Co-Chair of the Board of Directors	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None
Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Director and Co-Chair of the Board of Directors	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.	34 Funds 81 Portfolios	None
David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	34 Funds 81 Portfolios	None
Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for-profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)
Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None
Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	34 Funds 81 Portfolios	A Pharma, Inc. (specialty pharmaceuticals)

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	25

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Directors[1] (concluded)
Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Director and Chair of the Audit Committee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	34 Funds 81 Portfolios	None
Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	34 Funds 81 Portfolios	None
	1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
	2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since 1999.

Interested Directors[3]
Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	184 Funds 295 Portfolios	None
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 295 Portfolios	None
	3	Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Corporation based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

26	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]
Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Corporation President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
	1		Officers of the Corporation serve at the pleasure of the Board of Directors.
Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	27

Additional Information
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Click on the applicable link and follow the steps to sign up
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

28	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

Additional Information (concluded)
Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling toll-free (800) 441-7762; (2) at www/blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008	29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
     Conservative Prepared Portfolio
     Moderate Prepared Portfolio
     Growth Prepared Portfolio
     Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
     Prepared Portfolio 2010
     Prepared Portfolio 2015
     Prepared Portfolio 2020
     Prepared Portfolio 2025
     Prepared Portfolio 2030
     Prepared Portfolio 2035
     Prepared Portfolio 2040
     Prepared Portfolio 2045
     Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

30	BLACKROCK LARGE CAP CORE PLUS FUND	OCTOBER 31, 2008

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Large Cap Core Plus Fund of
BlackRock Large Cap Series Funds, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#LCCP-10/08

Item 2 –
Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –
Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$39,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A
1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$294,649	N/A

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –
Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –
The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 19, 2008